Exhibit 99.1

QUIPT HOME MEDICAL RECEIVES FINAL ORDER APPROVING ARRANGEMENT

Cincinnati, Ohio – March 5, 2026 – Quipt Home Medical Corp. (the “Company”) (NASDAQ: QIPT; TSX: QIPT), a U.S. based home medical equipment provider, focused on end-to-end respiratory care, announces that the Supreme Court of British Columbia issued a final order today in connection with the previously announced plan of arrangement under the Business Corporations Act (British Columbia) (the “Arrangement”) pursuant to which affiliates of Kingswood Capital Management, L.P. and Forager Capital Management, LLC will acquire all of the issued and outstanding common shares of the Company (each, a “Share”) for cash consideration of US$3.65 per Share. The final order was the final substantive court approval required prior to the closing of the Arrangement. Assuming all other terms and conditions to the Arrangement are satisfied, it is expected that the Arrangement will be completed by March 16, 2026.

It is anticipated that the Shares will be delisted from the Toronto Stock Exchange (“TSX”) and the Nasdaq Capital Markets (“NASDAQ”) and that the Company will cease to be a reporting issuer in all jurisdictions in which it is a reporting issuer under applicable securities laws, in each case shortly after completion of the Arrangement.

The terms of the Arrangement and the arrangement agreement among the Company, 1567208 B.C. Ltd. and REM Aggregator, LLC dated December 14, 2025 are further described in the Company’s management information circular and proxy statement dated January 23, 2026 and related materials for the special meeting of shareholders of the Company held on March 3, 2026, all of which are available under the Company’s profile on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov.

ABOUT QUIPT HOME MEDICAL CORP.

The Company provides in-home monitoring and disease management services including end-to-end respiratory solutions for patients in the United States healthcare market. It seeks to continue to expand its offerings to include the management of several chronic disease states focusing on patients with heart or pulmonary disease, sleep disorders, reduced mobility, and other chronic health conditions. The primary business objective of the Company is to offer a broader range of services to patients in need of in-home monitoring and chronic disease management.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 or “forward-looking information” as such term is defined in applicable Canadian securities legislation (collectively, “forward-looking statements”). The words “may”, “would”, “could”, “should”, “potential”, “will”, “seek”, “intend”, “plan”, “anticipate”, “believe”, “estimate”, “postulate”, “expect”, “outlook”, or the negatives thereof or variations of such words, and similar expressions as they relate to the Company are intended to identify forward-looking statements, including: the proposed Arrangement and terms thereof; and other statements that are not historical fact. All statements other than statements of historical fact, including those that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking statements and may involve estimates, assumptions and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. Such statements reflect the Company’s current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions, including, without limitation: the ability to obtain the necessary regulatory and other third party approvals for the Arrangement, the timing of obtaining such approvals and the risk that such approvals may not be obtained in a timely manner or at all, and the risk that such approvals may be obtained on conditions that are not anticipated; the anticipated completion of the Arrangement and timing thereof; the abilities of the parties to satisfy, in a timely manner, the other conditions to the closing of the Arrangement; the delisting of the Shares from the TSX and NASDAQ; the Company ceasing to be a reporting issuer under Canadian and U.S. federal securities laws and the timing thereof; the failure of the Arrangement to close for any other reason; and the ability to achieve the expected benefits of the Arrangement. Many factors could cause the actual results, performance or achievements that may be expressed or implied by such forward-looking statements to vary from those described herein should one or more of these risks or uncertainties materialize. Examples of such risk factors include, without limitation: risks related to credit, market (including equity, commodity, foreign exchange and interest rate), liquidity, operational (including technology and infrastructure), reputational, insurance, strategic, regulatory, legal, environmental, and capital adequacy; the general business and economic conditions in the regions in which the Company operates; the ability of the Company to execute on key priorities, including the successful completion of acquisitions, business retention, and strategic plans and to attract, develop and retain key executives; difficulty integrating newly acquired businesses; the ability to implement business strategies and pursue business opportunities; low profit market segments; disruptions in or attacks (including cyber-attacks) on the Company’s information technology, internet, network access or other voice or data communications systems or services; the evolution of various types of fraud or other criminal behavior to which the Company is exposed; the failure of third parties to comply with their obligations to the Company or its affiliates; the impact of new and changes to, or application of, current laws and regulations; decline of reimbursement rates; dependence on few payors; possible new drug discoveries; a novel business model; dependence on key suppliers; granting of permits and licenses in a highly regulated business; legal proceedings and litigation, including as it relates to the civil investigative demand received from the Department of Justice; increased competition; changes in foreign currency rates; the imposition of trade restrictions such as tariffs and retaliatory counter measures; increased funding costs and market volatility due to market illiquidity and competition for funding; the availability of funds and resources to pursue operations; critical accounting estimates and changes to accounting standards, policies, and methods used by the Company; the Company’s status as an emerging growth company and a smaller reporting company; the occurrence of natural and unnatural catastrophic events or health epidemics or concerns; as well as those risk factors discussed or referred to in the Company’s disclosure documents filed with the SEC and available on EDGAR at www.sec.gov, including the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and with the securities regulatory authorities in certain provinces of Canada and available at www.sedarplus.ca. Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking statement prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking statements are expressly qualified in their entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking statements. The forward-looking statements included in this press release are made as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.

For further information please visit our website at www.quipthomemedical.com, or contact:

Cole Stevens

VP of Corporate Development

Quipt Home Medical Corp.

859-300-6455

cole.stevens@myquipt.com

Gregory Crawford

Chief Executive Officer

Quipt Home Medical Corp.

859-300-6455

investorinfo@myquipt.com